UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 24, 2008

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

773 San Marin Drive, Suite 2215
Novato, California 94998

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 408-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

Item 8.01       Other Events

On September 24, 2008 Willis Lease Finance Corporation (the “Company”) and WEST Engine Funding LLC, an indirect subsidiary of the Company, pursuant to an Asset Purchase Agreement dated September 24, 2008, sold their respective beneficial interests in 10 jet turbine engines, subject to existing leases, to GSI Engines Gamma Limited Partnership for an aggregate purchase price of $63 million.

On October 9, 2008, the Company issued a Press Release announcing this transaction.  A copy of this Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits

The following Exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release issued October 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 14, 2008

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Bradley S. Forsyth
Bradley S. Forsyth
Senior Vice President and
Chief Financial Officer